Putnam
U.S. Government
Income Trust


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-04

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

We are pleased to report further progress in Putnam's reforms on behalf of shareholders. The most significant news is the settlement that has been reached with the Securities and Exchange Commission and with regulatory authorities in the Commonwealth of Massachusetts regarding market timing in Putnam funds. Putnam President and Chief Executive Officer Ed Haldeman has sent a letter to all shareholders describing the terms of the settlement. Most of the $110 million to be paid by Putnam Investment Management, LLC will be distributed to the funds as restitution to shareholders, thereby fulfilling an important element of the initial settlement that Putnam reached with the SEC in November 2003.

Over the past several months, Putnam has also introduced a number of voluntary reforms. We would like to call your attention to two of them. Expense comparisons and a risk comparison can be found following the performance tables in the Performance Summary of this report. The expense comparison information enables you to estimate the amount you have actually paid for ongoing expenses such as management fees and distribution (or 12b-1) fees and to compare these expenses with the average expenses of funds in the same Lipper peer group. The risk comparison shows the fund's risk relative to similar funds as tracked by Morningstar, an independent fund-rating company. We believe the expense and risk information will provide valuable tools for you and your financial advisor when you make decisions about your financial program.

We are pleased to report that Putnam U.S. Government Income Trust posted positive returns at net asset value for the six-month period ended March 31, 2004. However, the fund slightly underperformed its Lipper category average during the period and trailed its benchmark index, due to conservative positioning intended to protect the fund from the impact of an anticipated increase in interest rates. The management team believes that this positioning may prove beneficial to fund results in coming months.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

May 19, 2004


Report from Fund Management

Fund highlights

 * Putnam U.S. Government Income Trust class A shares returned 1.82% at net asset value (NAV) and -3.04% at public offering price (POP) for the six months ended March 31, 2004.

 * Due to its defensive positioning, which helped protect the portfolio's value but limited its upside potential, the fund lagged its benchmark, the Lehman GNMA Index, which returned 2.62% during the same period.

 * The fund's performance at NAV slightly lagged the 1.93% average return for its Lipper category, GNMA Funds, for the same reason.

* The fund adjusted its dividend upward in January 2004. See page 5 for details.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

The positioning of your fund's portfolio during the first half of fiscal 2004 was in accordance with both parts of the fund's objective -- it seeks high current income consistent with capital preservation. Because bond prices fall when interest rates rise, we generally kept the portfolio structured defensively to protect its value in the event that interest rates rose amid the U.S. economy's ongoing strong rebound.

FUND PROFILE

Putnam U.S. Government Income Trust seeks current income by investing in obligations of the U.S. government and its agencies and instrumentalities, such as Government National Mortgage Association certificates (Ginnie Maes), Federal National Mortgage Association certificates (Fannie Maes), Federal Home Loan Mortgage Corporation certificates (Freddie Macs), and U.S. Treasury securities. Ginnie Maes, Fannie Maes, and Freddie Macs are generally high quality and typically provide higher yields than Treasury securities of similar maturities. The fund is designed primarily for investors seeking income, but it can also lower volatility in a well-diversified portfolio.

However, while interest rates moved within a narrow range during the semiannual period, they actually trended lower rather than higher. This was due primarily to the Federal Reserve Board's loose monetary policy amid continued mild inflation and slow job creation. In addition, overseas demand for U.S. bonds remained robust, putting continuous downward pressure on yields. In such an environment, the portfolio's conservative positioning caused the fund to lag its benchmark and slightly trail its peer group. However, such positioning may benefit relative performance should the upward trend in rates that began toward the period's end persist in coming months.


Market overview

Bond markets during the period were focused on conflicting signals about the strength and sustainability of the U.S. economic recovery. Though many indicators pointed to continued robust expansion, capacity utilization remained low and reported job creation, especially later in the period, was disappointing. Prices of consumer goods barely rose over the period, a remarkable phenomenon considering the weak U.S. dollar and rising prices for raw materials.

With inflation apparently under control, many investors concluded that the Federal Reserve Board would maintain its bond-friendly loose monetary policy through year-end 2004 and perhaps beyond. Massive purchases of U.S. bonds, especially Treasuries, by foreign central banks seeking to manage their currencies, also helped support prices of these securities. As a result, bond markets advanced, though not as much as equity markets, and interest rates trended generally lower.

Because of their high credit quality, Treasuries carry lower yields than other types of fixed-income securities of comparable maturity. In this low-interest-rate environment, the higher yields available outside the Treasury sector proved more attractive to investors and Treasuries underperformed during the period. In the mortgage-backed securities
(MBS) sector, investors seeking the yield advantages of these securities boosted demand and helped offset concerns about proposed legislation to tighten the regulation of quasi-governmental bond issuers such as the Government National Mortgage Association.

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MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 3/31/04
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Bonds
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Lehman GNMA Index (Government National Mortgage Association
bonds)                                                                  2.62%
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Lehman Aggregate Bond Index (broad bond market)                         2.98%
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Lehman Municipal Bond Index (tax-exempt bonds)                          3.12%
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JP Morgan Chase Global High Yield Index (global high-yield
corporate bonds)                                                        8.78%
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Equities
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     14.08%
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Russell 1000 Growth Index (large-company growth stocks)                11.28%
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Russell 1000 Value Index (large-company value stocks)                  17.65%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 3/31/04.
------------------------------------------------------------------------------

Strategy overview

The period was marked by generally narrowing yield spreads, i.e., decreasing differences in yields between shorter- and longer-term bonds, along with limited interest-rate volatility. Such an environment is not rich in opportunities for a bond manager to add value, particularly for a fund such as this with a large allocation to mortgage-backed securities. As in the past, our investment selection process is to first decide if MBSs or other comparable-maturity instruments such as Treasuries are more attractive, given relative valuations and our outlook for the economy and interest rates. Then, we analyze relative valuations and yields within these sectors to choose investments for the portfolio. This helps us identify opportunities offered by securities that are not included in the benchmark.

As already noted, the portfolio was positioned defensively at various times during the period so as to minimize the loss of principal value if interest rates rose. For example, the fund's average maturity and duration (a measure of interest-rate sensitivity) were kept shorter than that of the benchmark early and late in the period. For similar reasons, we continued to hold small positions in classes of securities outside the benchmark. Early in the period, we emphasized securities with relatively high stated, or coupon, yields, which tend to do better in times of rising rates. We then favored lower-coupon instruments as relative valuations shifted. By the period's end, as higher interest rates became, in our view, increasingly likely, we returned to many of these defensive strategies.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                               9/30/03       12/31/03      3/31/04
Average effective
maturity in years               3.4            5.1          3.6

Duration in years               1.9            2.6          2.1

Footnote reads:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How sector allocations and fund holdings affected performance

Within the portfolio's allocation to mortgage-backed securities (MBSs), we continued our focus on Ginnie Maes (issued by the Government National Mortgage Association (GNMA)), your fund's traditional investments. We also maintained our position in another type of MBS -- Fannie Maes (issued by the Federal National Mortgage Association (FNMA)) -- which are not represented in the fund's benchmark. Fannie Maes differ from Ginnie Maes in that they are backed only by the credit of the issuing government agency. Ginnie Maes, on the other hand, are backed by the full faith and credit of the U.S. government. We chose investments within these sectors by issuer or coupon rate by analyzing relative valuation and yields.

Early in the period, we maintained an emphasis on higher-coupon securities: GNMA 5s, FNMA 6.5s, 30-year GNMA 6.5s, and reperforming mortgages originally issued by the Federal Housing Administration/Veterans Administration (FHA/VA). (This last category comprises credit-impaired loans pulled out of GNMA pools and then resecuritized by FNMA and the Federal Home Loan Mortgage Corporation (FHLMC)).

We continued to hold a type of collateralized mortgage obligation (CMO) known as interest-only strips. Issued by Fannie Mae, Ginnie Mae, or private issuers, CMOs are high-quality investments that typically offer slightly lower yields than conventional mortgage-backed securities but provide a more stable stream of income. Payment sources from these securities are limited to the interest paid on mortgages, a characteristic that enabled us to use them as a hedge against rising rates.


[GRAPHIC OMITTED: horizontal bar chart PORTFOLIO COMPOSITION AS OF 3/31/04]

PORTFOLIO COMPOSITION AS OF 3/31/04


U.S. government and agency obligations

Ginnie Mae                                                 69.2%

Fannie Mae                                                 21.1%

Short-term investments                                     13.2%

Collateralized mortgage obligations                         9.4%

Footnote reads:
Weightings are shown as a percentage of net assets. Holdings will vary over time. A portion of short-term investments reflects amounts used to settle TBA purchase commitments.

The portfolio's largest single position throughout the period was in 30-year GNMA 5% obligations. The portfolio was also generally overweighted in GNMA 15-year paper. In November and December, we began to buy FNMA 15-year securities, which we then held through the period's end. We began to favor lower-coupon securities in the middle of the period based on valuation relative to higher-coupon instruments. However, when relative valuation in higher coupons once again became more attractive in the last few months of the period, we began building a position in FNMA 30-year 7% paper and added some interest-only strips. These strategies generally benefited returns.

Please note that all allocations and holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

Between June 13, 2000, and January 8, 2004, the yield on the 10-year Treasury note increased roughly 37%, from 3.11% to 4.25%. As a result, your fund, which holds a combination of government bonds and mortgage-backed securities, increased its dividend by 55.56% in January 2004 -- from $0.018 to $0.028 per share. Investors should note that future dividends will continue to reflect the fund's earnings and may be reduced when necessary.

The fund's management team

The fund is managed by the Putnam Core Fixed-Income Team. The members of the team are Kevin Cronin (Portfolio Leader), Rob Bloemker (Portfolio Member), Carl Bell, Andrea Burke, Steve Horner, D. William Kohli,
Michael Salm, John Van Tassel, and David Waldman.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We believe the economy is on track for sustained growth in coming months. There are tentative signs that job creation, which has lagged other areas of the economy, is beginning to rebound and come into line with other key economic barometers. Evidence of more robust job growth would in turn have an important effect on bond markets; the Fed appears poised to begin lifting short-term interest rates from today's extremely low levels once it becomes convinced that the economic recovery is sustainable. Longer-term rates were already rising in early April in response to signs of sustained economic expansion and inflationary pressures.

We continue to conservatively position the portfolio to preserve principal value. The main way we are seeking to add value is through security selection. For example, currently we prefer lower-coupon securities, which typically have less volatile returns than higher-coupon instruments. We also retain positions in securities not in the benchmark that we believe are attractively priced, such as FNMA- and Freddie Mac-issued obligations. We expect to become more aggressive in employing other performance-enhancing strategies once we become more confident about the timing of a change in Fed monetary policy.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended March 31, 2004. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.


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TOTAL RETURN FOR PERIODS ENDED 3/31/04
------------------------------------------------------------------------------
                     Class A     Class B      Class C      Class M    Class R
(inception dates)   (2/8/84)    (4/27/92)    (7/26/99)     (2/6/95)  (1/21/03)
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                   NAV    POP   NAV   CDSC   NAV   CDSC   NAV    POP    NAV
------------------------------------------------------------------------------
6 months          1.82% -3.04% 1.52% -3.49% 1.41%  0.41% 1.68% -1.61%  1.65%
------------------------------------------------------------------------------
1 year            2.71  -2.18  1.92  -3.08  1.91   0.91  2.43  -0.87   2.45
------------------------------------------------------------------------------
5 years          31.12  24.85 26.33  24.33 26.26  26.26 29.52  25.35  29.48
Annual average    5.57   4.54  4.79   4.45  4.77   4.77  5.31   4.62   5.30
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10 years         84.79  76.01 71.37  71.37 71.37  71.37 80.03  74.20  80.24
Annual average    6.33   5.82  5.53   5.53  5.53   5.53  6.06   5.71   6.07
------------------------------------------------------------------------------
Annual average
(life of fund)    7.72   7.46  6.82   6.82  6.91   6.91  7.36   7.18   7.45
------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

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COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/04
------------------------------------------------------------------------------
                                                                   Lipper
                                                                   GNMA Funds
                                                   Lehman          category
                                                  GNMA Index       average*
------------------------------------------------------------------------------
6 months                                             2.62%          1.93%
------------------------------------------------------------------------------
1 year                                               3.62           2.72
------------------------------------------------------------------------------
5 years                                             37.80          32.67
Annual average                                       6.62           5.81
------------------------------------------------------------------------------
10 years                                           103.25          88.40
Annual average                                       7.35           6.53
------------------------------------------------------------------------------
Annual average
(life of fund)                                       9.35           8.29
------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 3/31/04, there were 66, 66, 46, and 27 funds, respectively, in this Lipper category.


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PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/04
------------------------------------------------------------------------------
                       Class A        Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Distributions (number)     6              6          6          6          6
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Income                  $0.138         $0.088     $0.085     $0.120     $0.117
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Capital gains              --             --         --         --         --
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Total                   $0.138         $0.088     $0.085     $0.120     $0.117
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Share value:          NAV    POP         NAV        NAV    NAV    POP     NAV
------------------------------------------------------------------------------
9/30/03            $13.20 $13.86      $13.12     $13.17 $13.18 $13.62  $13.20
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3/31/04             13.30  13.93*      13.23      13.27  13.28  13.73   13.30
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Current return
(end of period)
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Current dividend
rate 1              2.53%  2.41%       1.81%      1.72%  2.26%  2.19%   2.35%
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Current 30-day
SEC yield 2         3.27   3.13        2.52       2.53   3.02   2.96    3.01
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* Reflects a reduction in sales charges that took effect on January 28,
  2004.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam U.S. Government Income Trust from September 30, 2003, to March 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

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EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 3/31/04
-----------------------------------------------------------------------------
                    Class A     Class B     Class C     Class M     Class R
Expenses paid
per $1,000*              $5          $8          $8          $6          $6
-----------------------------------------------------------------------------
Ending value
(after expenses)     $1,018      $1,015      $1,014      $1,017      $1,017
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the reporting period; and then dividing that result by 365 (or 366, for leap years).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2004, use the calculation method below. See your September 30, 2003, Putnam statement or call Putnam at 1-800-225-1581 to find the value of your investment in the fund on September 30, 2003.

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HOW TO CALCULATE THE EXPENSES YOU PAID
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                                                                  Total
Value of your                               Expenses paid         expenses
investment on 9/30/03  [DIV]  $1,000   X    per $1,000      =     paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000                [DIV]  $1,000   X  $5 (see table above)  =  $50
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Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

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EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 3/31/04
-----------------------------------------------------------------------------
                   Class A     Class B     Class C     Class M     Class R
-----------------------------------------------------------------------------
Expenses paid
per $1,000*             $5          $8          $8          $6          $6
-----------------------------------------------------------------------------
Ending value
(after expenses)    $1,041      $1,033      $1,033      $1,038      $1,038
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the reporting period; and then dividing that result by 365 (or 366, for leap years).

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

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EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-----------------------------------------------------------------------------
                     Class A     Class B     Class C     Class M     Class R
-----------------------------------------------------------------------------
Your fund's
annualized
expense ratio         0.92%       1.67%       1.67%       1.17%       1.17%
-----------------------------------------------------------------------------
Average annualized
expense ratio for
Lipper peer group+    0.97%       1.72%       1.72%       1.22%       1.22%
-----------------------------------------------------------------------------

+ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data are for the most recent fiscal periods available as of March 31, 2004. For class B, C, M, and R shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.


[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.07

Taxable bond
fund average           0.32

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 3/31/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares (since reduced to 4.50%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Chase Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
March 31, 2004 (Unaudited)


U.S. government and agency mortgage obligations (95.7%) (a)
Principal amount                                                          Value

U.S. Government Guaranteed Mortgage Obligations (69.2%)
-------------------------------------------------------------------------------
               Government National Mortgage
               Association
       $28,140 13 1/2s, April 15, 2011                                  $32,905
         1,413 12 3/4s, November 15, 2013                                 1,648
        14,025 12 1/2s, June 15, 2010                                    16,087
        78,819 12 1/4s, with due dates from
               September 15, 2013 to  February 15,
               2014                                                      91,173
       110,639 10s, with due dates from October 15,
               2009 to December 15, 2009                                122,488
               Government National Mortgage
               Association Graduated Payment
               Mortgages
        10,400 13 3/4s, November 20, 2014                                12,243
        19,620 13 1/4s, December 20, 2014                                22,933
        37,540 12 3/4s, with due dates from June
               20, 2014 to December 20, 2014                             43,552
               Government National Mortgage
               Association Pass-Through
               Certificates
        22,262 12 3/4s, with due dates from
               November 15, 2013 to May 15, 2014                         25,963
       100,387 12 1/4s, with due dates from January
               20, 2014 to January 15, 2015                             115,967
       240,686 11 1/4s, with due dates from
               September 15, 2015 to January 15,
               2016                                                     275,906
        38,102 10 3/4s, with due dates from January
               15, 2016 to February 15, 2016                             43,342
         8,485 10 1/4s, April 15, 2016                                    9,569
       153,156 9 1/4s, with due dates from April
               15, 2016 to May 15, 2016                                 170,961
            20 9s, January 15, 2005                                          20
       802,101 8 1/2s, with due dates from December
               15, 2004 to  December 15, 2019                           852,176
           528 8 1/2s, with due dates from
               September 15, 2004 to  November 15,
               2004                                                         535
    92,162,184 8s, with due dates from May 15, 2024
               to August 15, 2032                                   100,801,189
     5,435,568 8s, with due dates from January 15,
               2008 to November 15, 2009                              5,824,105
    85,460,818 7 1/2s, with due dates from October
               15, 2021 to November 15, 2032                         92,246,391
        63,784 7 1/2s, with due dates from March
               15, 2017 to May 15, 2017                                  69,142
   108,456,954 7s, with due dates from March 15,
               2022 to May 15, 2032                                 115,814,252
     4,687,112 7s, with due dates from October 15,
               2007 to August 15, 2012                                5,033,322
   162,001,862 6 1/2s, with due dates from May 15,
               2023 to November 15, 2033                            171,169,299
     1,759,792 6s, with due dates from November 15,
               2023 to September 15, 2032                             1,850,131
   124,015,586 5 1/2s, with due dates from January
               15, 2032 to January 15, 2034                         127,676,229
   832,860,012 5s, with due dates from January 15,
               2033 to October 15, 2033                             839,822,879
                                                                 --------------
                                                                  1,462,144,407

U.S. Government Agency Mortgage Obligations (26.5%)
-------------------------------------------------------------------------------
               Federal National Mortgage
               Association Pass-Through
               Certificates
    99,978,715 7s, with due dates from January 1,
               2024 to March 1, 2033                                106,110,772
    13,626,835 6 1/2s, with due dates from
               September 1, 2023 to November 1,
               2033                                                  14,322,568
        99,448 6 1/2s, March 1, 2016                                    104,761
       540,980 6s, November 1, 2017                                     570,192
         2,883 5s, August 1, 2033                                         2,898
   278,250,000 5s, TBA, April 1, 2034                               279,467,344
   155,973,000 5s, TBA, April 1, 2018                               160,310,921
                                                                 --------------
                                                                    560,889,456
                                                                 --------------
               Total U.S. government and agency
               mortgage obligations
               (cost $1,979,902,862)                             $2,023,033,863

Collateralized mortgage obligations (9.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
               Fannie Mae
    $1,175,093 Ser. 02-26, Class A2, 7 1/2s, 2048                    $1,294,072
    12,925,635 Ser. 02-T18, Class A4, 7 1/2s, 2042                   14,244,460
    14,053,580 Ser. 03-W3, Class 1A3, 7 1/2s, 2042                   15,487,492
    16,942,184 Ser. 03-W2, Class 1A3, 7 1/2s, 2042                   18,670,825
        48,603 Ser. 02-W6, Class 2A, 7 1/2s, 2042                        53,562
       401,593 Ser. 02-W1, Class 2A, 7 1/2s, 2042                       442,568
     1,271,348 Ser. 02-14, Class A2, 7 1/2s, 2042                     1,401,066
     9,070,576 Ser. 01-T10, Class A2, 7 1/2s, 2041                    9,996,063
       671,334 Ser. 02-T4, Class A3, 7 1/2s, 2041                       739,831
       542,548 Ser. 01-T12, Class A2, 7 1/2s, 2041                      597,905
     2,448,057 Ser. 01-T8, Class A1, 7 1/2s, 2041                     2,697,836
    22,506,113 Ser. 01-T7, Class A1, 7 1/2s, 2041                    24,802,451
     3,216,718 Ser. 01-T3, Class A1, 7 1/2s, 2040                     3,544,926
     9,623,573 Ser. 01-T1, Class A1, 7 1/2s, 2040                    10,605,483
     3,849,405 Ser. 99-T2, Class A1, 7 1/2s, 2039                     4,242,166
       908,742 Ser. 03-W10, Class 1A1, 7 1/2s, 2032                   1,001,463
     9,374,579 Ser. 02-T1, Class A3, 7 1/2s, 2031                    10,331,084
     2,052,573 Ser. 00-T6, Class A1, 7 1/2s, 2030                     2,262,001
       323,475 Ser. 02-W7, Class A5, 7 1/2s, 2029                       356,479
     9,412,220 Ser. 01-T4, Class A1, 7 1/2s, 2028                    10,372,566
       804,088 Ser. 02-W3, Class A5, 7 1/2s, 2028                       886,130
     8,198,089 Ser. 332, Class 2, Interest Only
               (IO), 6s, 2033                                         1,368,056
    47,171,649 Ser. 338, Class 2, 5 1/2s, 2033                        9,574,371
    92,723,320 Ser. 329, Class 2, IO, 5 1/2s, 2033                   17,472,551
    11,086,631 Ser. 03-W10, Class 1A1, 1.701s, 2032                  11,083,167
               Federal Home Loan Mortgage Corp.
               Structured Pass-Through Securities
    22,213,379 Ser. T-58, Class 4A, 7 1/2s, 2043                     24,479,865
       266,741 Ser. T-42, Class A5, 7 1/2s, 2042                        293,957
                                                                 --------------
               Total Collateralized mortgage
               obligations (cost $204,090,121)                     $198,302,396

Short-term investments (13.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $48,000,000 Federal Home Loan Mortgage Corp. for
               an effective yield  of 1.03%, April
               27, 2004                                             $47,964,293
    31,318,000 Federal National Mortgage
               Association for an effective yield
               of 1.00%, May 5, 2004                                 31,287,552
   100,027,000 Interest in $524,000,000 joint
               repurchase agreement dated March 31,
               2004 with Goldman Sachs & Co. due
               April 1, 2004  with respect to
               various U.S. Government obligations
               -- maturity  value of $100,030,001
               for an effective yield of 1.08%                      100,027,000
   100,478,000 Interest in $231,000,000 joint
               repurchase agreement dated March 31,
               2004 with UBS Securities LLC due
               April 1, 2004 with  respect to
               various U.S. Government obligations
               -- maturity value of $100,480,986
               for an effective yield of 1.07%                      100,478,000
                                                                 --------------
               Total Short-term investments
               (cost $279,756,845)                                 $279,756,845
-------------------------------------------------------------------------------
               Total Investments
               (cost $2,463,749,828)                             $2,501,093,104
-------------------------------------------------------------------------------

(a) Percentages indicated are based on net assets of $2,114,708,237.

    TBA after the name of a security represents to be announced securities (Note 1).

    TBA sale commitments at March 31, 2004 (Unaudited)
    (proceeds receivable $115,325,000)

                                 Principal      Settlement
    Agency                       amount         date          Value
    --------------------------------------------------------------------------
    FNMA 5s, April 1, 2019       $112,000,000   4/20/04       $115,114,944
    --------------------------------------------------------------------------

    The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
March 31, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$2,463,749,828) (Note 1)                                       $2,501,093,104
-------------------------------------------------------------------------------
Cash                                                                   17,361
-------------------------------------------------------------------------------
Interest and other receivables                                      9,810,513
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                662,557
-------------------------------------------------------------------------------
Receivable for securities sold                                    171,752,094
-------------------------------------------------------------------------------
Total assets                                                    2,683,335,629

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                  440,957,801
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          7,356,062
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        2,484,897
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            912,143
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                214,962
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            5,023
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              1,400,935
-------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable
$115,325,000) (Note 1)                                            115,114,944
-------------------------------------------------------------------------------
Other accrued expenses                                                180,625
-------------------------------------------------------------------------------
Total liabilities                                                 568,627,392
-------------------------------------------------------------------------------
Net assets                                                     $2,114,708,237

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $2,164,228,269
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                       10,592,990
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (97,666,354)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         37,553,332
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $2,114,708,237

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,608,168,948 divided by 120,905,340 shares)                         $13.30
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $13.30)*                $13.93
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($368,363,533 divided by 27,848,344 shares)**                          $13.23
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($32,878,476 divided by 2,476,770 shares)**                            $13.27
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($56,674,365 divided by 4,266,896 shares)                              $13.28
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $13.28)*                $13.73
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($1,132 divided by 85 shares)                            $13.30
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($48,621,783 divided by 3,661,003 shares)                $13.28
-------------------------------------------------------------------------------
 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended March 31, 2004 (Unaudited)

Interest income:                                                  $45,190,479
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    5,292,964
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      2,362,630
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             30,515
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       11,497
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               2,202,037
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               2,182,767
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 203,605
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 157,071
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       3
-------------------------------------------------------------------------------
Other                                                                 225,282
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                           39,207
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                     (39,207)
-------------------------------------------------------------------------------
Total expenses                                                     12,668,371
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (117,559)
-------------------------------------------------------------------------------
Net expenses                                                       12,550,812
-------------------------------------------------------------------------------
Net investment income                                              32,639,667
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   17,914,894
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and TBA sale
commitments during the period                                     (12,464,672)
-------------------------------------------------------------------------------
Net gain on investments                                             5,450,222
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $38,089,889
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                    March 31     September 30
Decrease in net assets                                  2004*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $32,639,667      $62,295,542
-------------------------------------------------------------------------------
Net realized gain on investments                  17,914,894       46,234,630
-------------------------------------------------------------------------------
Net unrealized depreciation of investments       (12,464,672)     (39,553,805)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        38,089,889       68,976,367
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
 From net investment income
  Class A                                        (18,181,419)     (61,194,325)
-------------------------------------------------------------------------------
  Class B                                         (2,848,057)     (12,773,580)
-------------------------------------------------------------------------------
  Class C                                           (252,672)      (1,145,143)
-------------------------------------------------------------------------------
  Class M                                           (562,799)      (3,223,065)
-------------------------------------------------------------------------------
  Class R                                                 (9)             (14)
-------------------------------------------------------------------------------
  Class Y                                           (587,360)      (1,748,493)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (631,649,600)    (679,849,720)
-------------------------------------------------------------------------------
Total decrease in net assets                    (615,992,027)    (690,957,973)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            2,730,700,264    3,421,658,237
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $10,592,990 and
$385,639, respectively)                       $2,114,708,237   $2,730,700,264
-------------------------------------------------------------------------------
* Unaudited

  The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                           ended
                                        March 31
Per-share                            (Unaudited)                                 Year ended September 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $13.20          $13.22          $13.10          $12.55          $12.57          $13.28
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .19             .28             .62             .75             .79             .76
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .05             .05             .19             .56            (.02)           (.66)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .24             .33             .81            1.31             .77             .10
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.14)           (.35)           (.69)           (.76)           (.79)           (.76)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --              -- (e)        (.05)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.14)           (.35)           (.69)           (.76)           (.79)           (.81)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $13.30          $13.20          $13.22          $13.10          $12.55          $12.57
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      1.82*           2.52            6.41           10.74            6.43             .76
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,608,169      $2,022,134      $2,432,891      $2,256,218      $1,929,653      $1,986,980
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .46*            .88             .85             .86             .87             .85
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.47*           2.12            4.74            5.87            6.40            5.94
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     75.57*         331.95 (d)      277.25 (d)      156.53 (d)      133.29          123.04
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                           ended
                                        March 31
Per-share                            (Unaudited)                                 Year ended September 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $13.12          $13.15          $13.04          $12.49          $12.51          $13.22
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .14             .18             .51             .65             .70             .67
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .06             .04             .20             .56            (.02)           (.67)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .20             .22             .71            1.21             .68              --
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.09)           (.25)           (.60)           (.66)           (.70)           (.67)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --              -- (e)        (.04)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.09)           (.25)           (.60)           (.66)           (.70)           (.71)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $13.23          $13.12          $13.15          $13.04          $12.49          $12.51
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      1.52*           1.67            5.59            9.98            5.65             .01
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $368,364        $529,386        $691,467        $500,366        $574,087      $1,082,048
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .84*           1.63            1.60            1.61            1.62            1.60
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.09*           1.38            3.96            5.15            5.64            5.18
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     75.57*         331.95 (d)      277.25 (d)      156.53 (d)      133.29          123.04
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months                                                                         For the
                                           ended                                                                          period
                                        March 31                                                                  July 26, 1999+
Per-share                            (Unaudited)                          Year ended September 30                    to Sept. 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $13.17          $13.20          $13.08          $12.53          $12.55          $12.54
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .14             .18             .50             .64             .70             .12
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .05             .04             .21             .58            (.02)            .02
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .19             .22             .71            1.22             .68             .14
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.09)           (.25)           (.59)           (.67)           (.70)           (.12)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --              -- (e)        (.01)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.09)           (.25)           (.59)           (.67)           (.70)           (.13)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $13.27          $13.17          $13.20          $13.08          $12.53          $12.55
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      1.41*           1.70            5.64            9.99            5.67            1.12*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $32,878         $53,235         $54,880         $27,512          $7,329          $2,577
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .84*           1.63            1.60            1.61            1.62             .29*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.08*           1.34            3.93            5.07            5.67             .99*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     75.57*         331.95 (d)      277.25 (d)      156.53 (d)      133.29          123.04
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                           ended
                                        March 31
Per-share                            (Unaudited)                                 Year ended September 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $13.18          $13.20          $13.08          $12.52          $12.55          $13.25
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .18             .27             .57             .71             .76             .72
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .04             .02             .21             .57            (.03)           (.66)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .22             .29             .78            1.28             .73             .06
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.12)           (.31)           (.66)           (.72)           (.76)           (.72)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --              -- (e)        (.04)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.12)           (.31)           (.66)           (.72)           (.76)           (.76)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $13.28          $13.18          $13.20          $13.08          $12.52          $12.55
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      1.68*           2.25            6.14           10.56            6.09             .56
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $56,674         $73,355        $171,975        $144,285         $95,090        $133,362
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .59*           1.13            1.10            1.11            1.12            1.10
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.34*           2.03            4.47            5.60            6.15            5.68
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     75.57*         331.95 (d)      277.25 (d)      156.53 (d)      133.29          123.04
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-----------------------------------------------------------------------------
                                               Six months         For the
                                                    ended          period
                                                 March 31  Jan. 21, 2003+
Per-share                                     (Unaudited)     to Sept. 30
operating performance                                2004            2003
-----------------------------------------------------------------------------
Net asset value,
beginning of period                                $13.20          $13.22
-----------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------
Net investment income (a)                             .17             .18
-----------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .05            (.02)
-----------------------------------------------------------------------------
Total from
investment operations                                 .22             .16
-----------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------
From net
investment income                                    (.12)           (.18)
-----------------------------------------------------------------------------
Total distributions                                  (.12)           (.18)
-----------------------------------------------------------------------------
Net asset value,
end of period                                      $13.30          $13.20
-----------------------------------------------------------------------------
Total return at
net asset value (%)(b)                               1.65*           1.23*
-----------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                         $1              $1
-----------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                             .59*            .78*
-----------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            1.35*           1.30*
-----------------------------------------------------------------------------
Portfolio turnover (%)                              75.57*         331.95 (d)
-----------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                           ended
                                        March 31
Per-share                            (Unaudited)                                 Year ended September 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $13.18          $13.21          $13.09          $12.54          $12.56          $13.27
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .21             .31             .62             .78             .82             .79
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .05             .04             .23             .56            (.02)           (.66)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .26             .35             .85            1.34             .80             .13
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.16)           (.38)           (.73)           (.79)           (.82)           (.79)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --              -- (e)        (.05)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.16)           (.38)           (.73)           (.79)           (.82)           (.84)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $13.28          $13.18          $13.21          $13.09          $12.54           12.56
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      1.96*           2.73            6.71           11.05            6.71            1.04
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $48,622         $52,590         $70,445         $43,306         $31,871         $28,087
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .34*            .63             .60             .61             .62             .60
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.60*           2.39            4.92            6.11            6.66            6.19
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     75.57*         331.95 (d)      277.25 (d)      156.53 (d)      133.29          123.04
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




Notes to financial statements
March 31, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam U.S. Government Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund's investment objective is to seek as high a level of current income as is consistent with preservation of capital by investing mainly in securities which have short to long-term maturities and are backed by the full faith and credit of the United States. The fund also invests in repurchase agreements and forward commitments relating to those investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B and class C shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments, including mortgage backed securities, are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

F) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at fair of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund's portfolio.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2003, the fund had a capital loss carryover of $115,552,142 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
-----------------------------------
   $51,883,929   September 30, 2004
     8,892,718   September 30, 2005
    23,731,356   September 30, 2008
    31,044,139   September 30, 2009

The aggregate identified cost on a tax basis is $2,463,778,934, resulting in gross unrealized appreciation and depreciation of $45,611,597 and $8,297,427, respectively, or net unrealized appreciation of $37,314,170.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.57% of the first $500 million of average net assets, 0.475% of the next $500 million, 0.4275% of the next $500 million and 0.38% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor serving agent functions to the fund. During the six months ended March 31, 2004, the fund paid PFTC $1,981,079 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended March 31, 2004, the fund's expenses were reduced by $117,559 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,301 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended March 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $34,720 and $1,728 from the sale of class A and class M shares, respectively, and received $1,031,696 and $12,856 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2004, Putnam Retail Management, acting as underwriter, received $8,715 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the six months ended March 31, 2004, cost of purchases and proceeds from sales of U.S. government securities and agency obligations other than short-term investments aggregated $1,523,080,993 and $2,118,307,209, respectively.


Note 4
Capital shares

At March 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                 Six months ended March 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          6,622,794       $87,432,304
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,102,157        14,560,320
----------------------------------------------------------------
                                     7,724,951       101,992,624

Shares repurchased                 (40,068,603)     (527,825,712)
----------------------------------------------------------------
Net decrease                       (32,343,652)    $(425,833,088)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         35,015,344      $465,312,563
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     3,931,022        47,917,376
----------------------------------------------------------------
                                    38,946,366       513,229,939

Shares repurchased                 (69,673,599)     (916,559,344)
----------------------------------------------------------------
Net decrease                       (30,727,233)    $(403,329,405)
----------------------------------------------------------------

                                 Six months ended March 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,266,492       $16,601,681
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       178,960         2,352,980
----------------------------------------------------------------
                                     1,445,452        18,954,661

Shares repurchased                 (13,939,388)     (182,750,309)
----------------------------------------------------------------
Net decrease                       (12,493,936)    $(163,795,648)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         14,026,611      $184,014,591
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       785,854        10,294,180
----------------------------------------------------------------
                                    14,812,465       194,308,771

Shares repurchased                 (27,051,779)     (353,647,377)
----------------------------------------------------------------
Net decrease                       (12,239,314)    $(159,338,606)
----------------------------------------------------------------

                                 Six months ended March 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            170,023        $2,238,293
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        15,440           203,721
----------------------------------------------------------------
                                       185,463         2,442,014

Shares repurchased                  (1,752,228)      (23,023,624)
----------------------------------------------------------------
Net decrease                        (1,566,765)     $(20,581,610)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,836,586       $37,055,863
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        69,627         1,145,143
----------------------------------------------------------------
                                     2,906,213        38,201,006

Shares repurchased                  (3,020,888)      (39,615,652)
----------------------------------------------------------------
Net decrease                          (114,675)      $(1,414,646)
----------------------------------------------------------------

                                 Six months ended March 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            122,524        $1,614,997
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         8,974           118,354
----------------------------------------------------------------
                                       131,498         1,733,351

Shares repurchased                  (1,432,180)      (18,829,217)
----------------------------------------------------------------
Net decrease                        (1,300,682)     $(17,095,866)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,833,334       $37,274,929
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        48,152           633,107
----------------------------------------------------------------
                                     2,881,486        37,908,036

Shares repurchased                 (10,340,528)     (136,014,374)
----------------------------------------------------------------
Net decrease                        (7,459,042)     $(98,106,338)
----------------------------------------------------------------

                                 Six months ended March 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                  7              $103
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1                 9
----------------------------------------------------------------
                                             8               112

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                 8              $112
----------------------------------------------------------------

                                 For the period January 21, 2003
                                 (commencement of operations) to
                                              September 30, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 76            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1                14
----------------------------------------------------------------
                                            77             1,014

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                77            $1,014
----------------------------------------------------------------

                                 Six months ended March 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            326,321        $4,308,530
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        44,516           587,360
----------------------------------------------------------------
                                       370,837         4,895,890

Shares repurchased                    (700,932)       (9,239,390)
----------------------------------------------------------------
Net decrease                          (330,095)      $(4,343,500)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,450,537       $19,086,340
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       132,487         1,748,493
----------------------------------------------------------------
                                     1,583,024        20,834,833

Shares repurchased                  (2,924,607)      (38,496,572)
----------------------------------------------------------------
Net decrease                        (1,341,583)     $(17,661,739)
----------------------------------------------------------------

At March 31, 2004, Putnam, LLC owned 77 class R shares of the fund (90.6% of class R shares outstanding), valued at $1,024.


Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massa chu setts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended March 31, 2004, Putnam Management has assumed $39,207 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the Fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust*
High Yield Advantage Fund+*
High Yield Trust*
Income Fund
Intermediate U.S. Government
Income Fund
Money Market Fund++
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   With the exception of money market funds, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

* This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.


Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam U.S.
  Intermediate Government Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal
Executive Officer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA
Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam U.S. Government Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS



Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA038-213217  032/885/689/527  5/04


Not FDIC Insured   May Lose Value   No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam U.S. Government Income Trust
Supplement to Semiannual Report dated 3/31/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 3/31/04

                                                                        NAV

6 months                                                               1.96%
1 year                                                                 2.92
5 years                                                               32.84
Annual average                                                         5.84
10 years                                                              89.48
Annual average                                                         6.60
Life of fund (since class A inception, 2/8/84)
Annual average                                                         7.85

Share value:                                                            NAV

9/30/03                                                              $13.18
3/31/04                                                              $13.28

----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains        Total
                      6         $0.156             --             $0.156

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: May 27, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: May 27, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: May 27, 2004